                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 31, 1997




                                CAPITAL BANCORP
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Florida                         2-26080                  59-2160717
---------------                   ------------           -------------------
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)           Identification No.)
incorporation)


               1221 Brickell Avenue, Miami, Florida        33131
             -----------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (305) 536-1500


                                 Not Applicable
        ---------------------------------------------------------------
        (Former name or former address, if changed since last reported)

Item 5:         OTHER EVENTS.

        Attached hereto as Exhibit 20.1 is the press release regarding the announcement by Capital Bancorp stating that it is in discussions with several parties concerning a possible merger transaction.



Item 7:        FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Not Applicable

        (b)    Not Applicable

        (c)    Exhibits:

               20.1   Press Release



                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 7, 1997                                   CAPITAL BANCORP


                                             BY: /s/ Lucious T. Harris
                                                ------------------------------
                                                Lucious T. Harris, Senior Vice
                                                President and Treasurer